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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               SEPTEMBER 16, 2004

                                  CLARCOR INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Delaware                   1-11024                  36-0922490
----------------------------        -----------          ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)


            840 Crescent Centre Drive, Suite 600, Franklin, TN 37067
           -----------------------------------------------------------
                    (Address of principal executive offices)



                                  615-771-3100
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


             2323 Sixth Street, P.O. Box 7007, Rockford, Ill. 61125
      --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report).



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ITEM 8.01.  OTHER EVENTS


On September 15, 2004, CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the "Company"), issued a press release disclosing the Company's financial results for its third quarter and the nine month period which ended on August 28, 2004. Such press release is filed as an exhibit to this current report on Form 8K.



ITEM 9.01.  FINANCIAL STATEMENTS & EXHIBITS

Exhibit 99.1 - Press Release dated September 15, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CLARCOR INC.



September 16, 2004                By:  /s/ Norman E. Johnson
                                     -----------------------------------
                                       Norman E. Johnson
                                       Chairman of the Board, President
                                       & Chief Executive Officer